Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report of Digihost Technology Inc. (the “Company”) on Form 20-F for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Ciullo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 5, 2025

/s/ Paul Ciullo
Name:	Paul Ciullo
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

The foregoing certification has been furnished solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purpose.